ING VARIABLE PORTFOLIOS, INC.

ING Emerging Markets Index Portfolio

(“Portfolio”)

Supplement dated October 1, 2012

to the Portfolio’s Adviser Class (“Class ADV”) Prospectus, Class I Prospectus,

Class S Prospectus and Service 2 Class (“Class S2”) Prospectus

(“collectively “Prospectuses”)

each dated April 30, 2012

Effective April 30, 2012, Steve Sedmak and May Tong were removed as portfolio managers of the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers of the Portfolio.  Effective immediately, the Portfolio’s  Prospectuses are revised as follows:

The section entitled “Portfolio Management” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co., LLC

Portfolio Managers
Vincent Costa	Steve Wetter
Portfolio Manager (since 04/12)	Portfolio Manager (since 04/12)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE